UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 7, 2005

SONOCO SAVINGS PLAN

Sonoco Products Company

Commission File No. 0-516

Incorporated under the laws of South Carolina	I.R.S. Employer Identification No. 57-0248420

1 N. Second St.
Hartsville, South Carolina 29550
Telephone: 843/383-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 – Matters Related to Accountants and Financial Statements
Item 4.01 Changes in Registrant’s Certifying Accountant.

On April 7, 2005, the Sonoco Savings Plan (the “Plan”) dismissed PricewaterhouseCoopers LLP (“PWC”) as the independent registered public accounting firm for the Plan. This change pertains only to the financial statements of the Plan and does not affect PWC’s engagement as the independent registered public accounting firm of Sonoco Products Company for its 2005 fiscal year.

The reports of PWC on the financial statements of the Plan as of and for the years ended December 31, 2003 and 2002 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principle.

During the years ended December 31, 2003 and 2002 and through April 7, 2005, there were no disagreements with PWC on any matter of accounting principles or practices, financial statement disclosure or auditing scope of procedure, which disagreements, if not resolved to the satisfaction of PWC, would have caused PWC to make reference to the subject matter of the disagreement in connection with its reports on the Plan’s financial statements for such years.

During the years ended December 31, 2003 and 2002 and through April 7, 2005, there were no “reportable events” with respect to the Plan as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Plan provided a copy of the foregoing disclosures to PWC and requested that PWC furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the aforementioned statements. A copy of the letter furnished in response to that request is filed as Exhibit 16 to this Form 8-K.

On April 20, 2005, the Plan appointed McGladrey & Pullen, LLP (“M&P”) as the independent registered public accounting firm for the Plan for the year ended December 31, 2004.

During the years ended December 31, 2003 and 2002 and through April 7, 2005, the Plan did not consult with M&P with respect to the Plan regarding any of the matters or events set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K.

The change in the registered public accounting firm described above was approved by the Sonoco Benefits Committee, which has delegated authority to do so.

Section 9 – Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.

     (c) Exhibits.

Exhibit 16 – Letter of PricewaterhouseCoopers LLP dated July 13, 2005, regarding change in certifying accountant of the Sonoco Savings Plan.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SONOCO SAVINGS PLAN
	By:	Sonoco Products Company as Plan Administrator

Date: July 13, 2005	By:	/s/ C.J. Hupfer
C.J. Hupfer
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description
16	Letter of PricewaterhouseCoopers LLP dated July 13, 2005, regarding change in certifying accountant of the Sonoco Savings Plan.